UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2023

Crescent Energy Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas	77002
(Address of Principal Executive Office)	(Zip Code)

(713) 337-4600

Registrant’s Telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

This Current Report on Form 8-K (this “Current Report”) provides a pro forma statements of operations of Crescent Energy Company (the “Company”) for the nine months ended September 30, 2022 and the year ended December 31, 2021, as described in Item 9.01 below and which is incorporated into this Item 2.02 by reference, giving effect to the acquisition contemplated by the Membership Interest Purchase Agreement, dated February 15, 2022, by and among certain of the Company’s subsidiaries, including Crescent Energy OpCo LLC and Verdun Oil Company II LLC, a Delaware limited liability company, pursuant to which the Company purchased all of the issued and outstanding membership interests of Javelin Uinta, LLC, a Texas limited liability company that holds certain exploration and production assets located in the State of Utah (such transaction, the “Uinta Acquisition”), as if it has been consummated on January 1, 2021.

In addition, to the extent required, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Pro Forma Financial Statements

This Current Report on Form 8-K provides a pro forma statements of operations, as described in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

Registration Statement

On or about the date of this Current Report on Form 8-K, the Company intends to file a Registration Statement on Form S-3 (the “Registration Statement”) relating to the proposed offering by the Company and certain selling stockholders of shares of Class A common stock, par value $0.0001 per share, and other securities described therein. The Registration Statement will incorporate this Current Report, including the pro forma statements of operations, as described in Item 9.01, by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Uinta Acquisition, attached as Exhibit 99.1 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2023

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel

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